                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 21, 2003

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                   KENTUCKY                                 61-0985936
      (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                   Identification No.)



                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 July 21, 2003 Press Release

Item 9.  REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12)

                  The information required by Item 12 is being provided under
         Item 9 pursuant to the SEC interim filing guidance provided in SEC Release No. 33-8216. The following information is furnished pursuant to
         Item 12, "Results of Operations and Financial Condition".

                  On July 21, 2003, NS Group, Inc. issued a news release concerning its financial results for the quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date: July 21, 2003                 By:  /s/ Thomas J. Depenbrock
                                    -----------------------------
                                    Thomas J. Depenbrock
                                    Vice President, Treasurer and
                                    Chief Financial Officer

                                  EXHIBIT INDEX

No.                        Exhibit
--                         -------

99.1                       July 21, 2003 Press Release